UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2016

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 8, 2016, JPMorgan Chase & Co. closed a public offering of $1,500,000,000 aggregate principal amount of its 2.972% Notes due 2023 and $500,000,000 aggregate principal amount of its Floating Rate Notes due 2023 (collectively, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-209681), as amended. In connection with this offering, the legal opinion as to the legality of the Notes is being filed as Exhibit 5.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $1,500,000,000 aggregate principal amount of 2.972% Notes due 2023 and the $500,000,000 aggregate principal amount of Floating Rate Notes due 2023

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Neila B. Radin
	Name:	Neila B. Radin
	Title:	Managing Director

Dated: December 8, 2016

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $1,500,000,000 aggregate principal amount of 2.972% Notes due 2023 and the $500,000,000 aggregate principal amount of Floating Rate Notes due 2023

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)